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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned V.F. Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania ("VF"), and the undersigned directors and officers of VF hereby constitute and appoint M. J. McDonald, C.S. Cummings and L. M. Tarnoski, and each of them, severally, his or her true and lawful attorneys and agents at any time and from time to time to do any and all acts and things and execute in his or her name (whether on behalf of VF, or by attesting the seal of VF or otherwise), any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable and may be required to enable VF and the 1996 Stock Compensation Plan (the "1996 Plan") to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission ("Commission") in respect thereof, in connection with the 1996 Plan and shares of Common Stock of VF offered pursuant to or in connection with the 1996 Plan, including specifically, but without limiting the generality of the foregoing, power of attorney to sign the name of VF and affix the corporate seal and to sign the names of the undersigned directors and officers to all registration statements, and all amendments and supplements thereto, on Form S-8 or S-8/S-3 or on any other appropriate Form, hereafter filed with the Commission and all instruments or documents filed as a part thereof or in connection therewith, and each of the undersigned hereby ratifies and confirms all that said attorneys, agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed to these presents as of the 30th day of July, 1997.

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
ATTEST:                                           V.F. CORPORATION

/s/ L. M. TARNOSKI                            By: /s/ MACKEY J. MCDONALD
------------------------------                    -----------------------------
L. M. Tarnoski                                    Mackey J. McDonald
Vice President/Secretary                          President and Chief
                                                  Executive Officer

Principal Executive Officer:                      Principal Financial Officer:


/s/ MACKEY J. MCDONALD                            /s/ GERALD G. JOHNSON
------------------------------                    -----------------------------
Mackey J. McDonald                                Gerald G. Johnson
President and Chief                               Vice President - Finance and
Executive Officer                                 Chief Financial Officer

Principal Accounting Officer:


/s/ ROBERT K. SHEARER                             /s/ ROBERT D. BUZZELL
------------------------------                    -----------------------------
Robert K. Shearer, Vice President -               Robert D. Buzzell, Director
           Controller


/s/ EDWARD E. CRUTCHFIELD                         /s/ URSULA F. FAIRBAIRN
------------------------------                    -----------------------------
Edward E. Crutchfield, Director                   Ursula F. Fairbairn, Director

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
/s/ BARBARA S. FEIGIN
------------------------------                    -----------------------------
Barbara S. Feigin, Director                       Leon C. Holt, Jr., Director


/s/ ROBERT J. HURST                               /s/ MACKEY J. MCDONALD
------------------------------                    -----------------------------
Robert J. Hurst, Director                         Mackey J. McDonald, Director


/s/ WILLIAM E. PIKE                               /s/ LAWRENCE R. PUGH
------------------------------                    -----------------------------
William E. Pike, Director                         Lawrence R. Pugh, Director


/s/ M. RUST SHARP                                 /s/ L. DUDLEY WALKER
------------------------------                    -----------------------------
M. Rust Sharp, Director                           L. Dudley Walker, Director
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